FIRST AMENDMENT TO AGREEMENT OF SALE
                         AND ESCROW TRUST INSTRUCTIONS

     This FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW TRUST INSTRUCTIONS (this "First Amendment"), is entered into as of this 14th day of June, 1996, by and among Earl Phillips, L.L.C., a Georgia limited liability company ("Purchaser"), Cumberland Pines Limited Partnership, an Illinois limited partnership ("Seller") and First American Title Insurance Company ("Escrow Trustee").

                             W I T N E S S E T H:

     WHEREAS, Assignor and Seller entered into that certain Agreement of Sale dated as of April 23, 1996 (the "Agreement"), for the purchase and sale of certain real property commonly known as Cumberland Pines Apartments, Atlanta, Georgia (as more particularly described in the Agreement). All capitalized words used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     WHEREAS, Purchaser, Seller and Escrow Trustee have entered into those certain Escrow Trust Instructions dated as of June 13, 1996 (the "Escrow Instructions"), providing for the depositing of "Seller's Deliveries" and "Purchaser's Deliveries" in order to facilitate the closing of the transaction contemplated by the Agreement.

     WHEREAS, Purchaser has failed to deliver the "Money" (as defined in the Escrow Instructions) within the period specified in the Escrow Instructions and has defaulted under the terms of the Agreement and the Escrow Instructions.

     WHEREAS, notwithstanding Purchaser's default under the Agreement and the Escrow Instructions, Seller and Purchaser desire to extend the closing date to Monday, June 17, 1996.

     WHEREAS, the parties hereto desire to amend the Escrow Instructions and the Agreement as set forth more fully herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1. The parties hereto agree that the Earnest Money shall be immediately delivered to Seller pursuant to the wiring instructions contained in the Escrow Instructions.

     2. All references to the term "Closing Date" contained in the Agreement shall mean June 17, 1996.

     3. Purchaser acknowledges and agreed to execute a revised Closing Statement which reflects June 17, 1996 as the new closing date, and that all prorations shall be updated to reflect the prorated amounts effective as of that date.
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     4.   The penultimate paragraph of the Escrow Instructions is hereby deleted and the following is inserted in lieu therefor: "In the event that Purchaser has not deposited Purchaser's Deposits pursuant to these Instructions on or before 2:00 p.m. Eastern Daylight Time on June 17, 1996, then upon written notce to Escrow Trustee by Seller or KMZ (including notice by telecopy), Escrow Trustee shall immediately return Seller's Deposits to Seller by overnight mail."

     5. This First Amendment shall not become effective until Seller receives written confirmation from Eichler Fayne & Associates that it has extended the closing date as set forth in those certain Moneylender's Escrow Trust Instructions governing the disbursement of the loan proceeds described therein.


     6. Except as amended and modified hereby, the Agreement and the Escrow Instructions shall be and remain unmodified and in full force and effect in accordance with its terms, and each and every one of its provisions, as amended and modified by this First Amendment, are hereby ratified and affirmed.

     7. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the day and year first above written.

                              SELLER:

                              CUMBERLAND PINES LIMITED Partnership,
                              an Illinois limited partnership

                              By:  Cumberland Pines Partners, Inc., an
                                   Illinois corporation, its General Partner

                                   By:    /s/Daniel L. Charleston
                                        -----------------------------------
                                   Name:  Daniel L. Charleston
                                        -----------------------------------
                                   Its:   Authorized Agent
                                        -----------------------------------


                              PURCHASER:

                              EARL PHILLIPS, L.L.C., a Georgia limited liability company


                              By:    /s/Earl Phillips
                                   -----------------------------------
                              Name:  Earl Phillips
                                   -----------------------------------
                              Its:   Manager
                                   -----------------------------------


ACCEPTED AND AGREED TO this
14th day of June, 1996.

FIRST AMERICAN TITLE INSURANCE COMPANY,
Escrow Trustee


By:    /s/Mary Lou Kennedy
     -----------------------------
Name:  Mary Lou Kennedy
     -----------------------------
Its:   Authorized Agent
     -----------------------------
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